UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2021
____________________

Century Communities, Inc.
 (Exact name of registrant as specified in its charter)
____________________

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 3, 2021, Century Communities, Inc. (the “Company”) entered into an Amendment No. 1 to Distribution Agreement (“Amendment No. 1”) with J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Fifth Third Securities, Inc., and Wells Fargo Securities, LLC, which amends the Distribution Agreement, dated November 27, 2019, among the Company and the parties thereto (as amended, the “Distribution Agreement”).  Under Amendment No. 1, the parties acknowledged, among other matters, that the Company has filed a new Registration Statement on Form S-3 (No. 333-257612) on July 1, 2021, which includes therein a base prospectus, dated July 1, 2021 (the “Base Prospectus”).  The Company has also filed a new prospectus supplement, dated August 3, 2021, along with the Base Prospectus, for the sale and issuance from time to time by the Company, in the manner and subject to the terms and conditions described in the Distribution Agreement, of up to $100,000,000 maximum aggregate offering price of the Company’s common stock, par value $0.01 per share (“Common Stock”).

In addition, pursuant to Amendment No. 1, Wells Fargo Securities, LLC was added as a sales agent under the Distribution Agreement.

Pursuant to the Distribution Agreement, the Company may offer and sell from time to time through J.P. Morgan Securities LLC, BofA Securities, Inc., Fifth Third Securities, Inc., and Wells Fargo Securities, LLC, as its sales agents (the “Sales Agents”), shares of Common Stock having an aggregate gross sales price of up to $100,000,000, in such amounts as the Company may specify by notice to any Sales Agent, in accordance with the terms and conditions set forth in the Distribution Agreement.

The foregoing summary of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the complete terms of Amendment No. 1, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

Opinion of Greenberg Traurig, LLP

A copy of the opinion of Greenberg Traurig, LLP with respect to the validity of the shares of Common Stock that may be sold and issued pursuant to the Distribution Agreement is attached as Exhibit 5.1 to this Current Report on Form 8-K.  This Current Report on Form 8-K is also being filed for the purpose of filing Exhibits 5.1 and 23.1 as exhibits to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-257612), and such exhibits are hereby incorporated by reference into such Registration Statement.

Press Release Announcing Launch of Private Offering of $400 Million of Senior Notes due 2029 and Conditional Redemption of 5.875% Senior Notes due 2025

On August 3, 2021, the Company issued a press release announcing the launch of its private offering (the “Offering”) of $400 million aggregate principal amount of new Senior Notes due 2029 (the “Notes”) to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

The press release also announced that the Company has delivered a conditional notice of redemption (the Redemption Notice”) calling for the redemption (the “Redemption”), on September 2, 2021 (the “Redemption Date”), of all $400.0 million aggregate principal amount of the Company’s 5.875% Senior Notes due 2025 outstanding (the “2025 Senior Notes”), at a redemption price equal to 102.938% of the principal amount of the 2025 Senior Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.  The Company’s obligation to redeem the 2025 Senior Notes is conditioned upon the prior consummation of the Offering and the issuance of the Notes on or prior to the Redemption Date.
2

The Company intends to use the net proceeds from the Offering, plus cash on hand, to finance the Redemption of all outstanding 2025 Senior Notes.

The offer and sale of the Notes have not been and will not be registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any other security, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful.  The Redemption of the 2025 Senior Notes is being made solely pursuant to the Redemption Notice, and this Current Report on From 8-K does not constitute an offer to purchase or redeem, or a solicitation of an offer to sell, the 2025 Senior Notes.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Amendment No. 1 to Distribution Agreement, dated August 3, 2021, among Century Communities, Inc. and J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Fifth Third Securities, Inc., and Wells Fargo Securities, LLC
5.1	Opinion of Greenberg Traurig, LLP
23.1	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 5.1)
99.1	Press release, dated August 3, 2021, announcing launch of private offering of $400 million of Senior Notes due 2029 and conditional redemption of 5.875% Senior Notes due 2025
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL
3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2021	Century Communities, Inc.

	By:	/s/ David Messenger
		Name:	David Messenger
		Title:	Chief Financial Officer and Secretary